                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                            -----------------------



                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  October 15, 1996
                                        ----------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                          0-25762            54-1719855
-------------------------------            -----------       ----------------
(State or other jurisdiction of           (Commission          (IRS Employer
           incorporation)                 File Number)      Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                  23060
--------------------------------------------------               -----------
  (Address of principal executive offices)                        (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.        OTHER EVENTS.

               The September 1996 monthly Certificateholders Statements to investors were distributed October 15, 1996.

ITEM 7 (c).    EXHIBITS

               The following are filed as exhibits to this Report under Exhibit 28:

               1.  September Performance Summary

               2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of September 1996.

               3. Series 1993-3 Class A and Class B Certificateholder's Statements for the month of September 1996.

               4. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of September 1996.

               5. Series 1994-2 Class A and Class B Certificateholder's Statements for the month of September 1996.

               6. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of September 1996.

               7. Series 1994-4 Class A and Class B Certificateholder's Statements for the month of September 1996.

               8. Series 1994-A Certificateholders' Statement for the month of September 1996.

               9. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of September 1996.

               10. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of September 1996.

               11. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of September 1996.

               12. Series 1995-4 Class A and Class B Certificateholder's Statements for the month of September 1996.

               13. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of September 1996.

                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CAPITAL ONE MASTER TRUST

                                      By:   CAPITAL ONE BANK
                                            Servicer


                                      By:    /s/ David M. Willey
                                            -------------------------
                                            David M. Willey
                                            Vice President

Date:  October 15, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                             ----------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                          SEQUENTIALLY
EXHIBIT                                                                                   NUMBERED
NUMBER               EXHIBITS                                                             PAGE
------               --------                                                             --------------
1                    September Performance Summary                                             06

2                    Series 1993-1 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996                       08

3                    Series 1993-3 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996                       10

4                    Series 1993-4 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996                       12

5                    Series 1994-2 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996                       14

6                    Series 1994-3 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996                       16

7                    Series 1994-4 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996                       18

8                    Series 1994-A Certificateholder's Statement for
                     the month of September 1996                                               20

9                    Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996                       21

10                   Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996.                      23

11                   Series 1995-3 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996.                      25

12                   Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996.                      27

13                   Series 1996-1 Class A and Class B Certificate-
                     holder's Statements for the month of September 1996.                      29